[PIONEER LOGO]


Pioneer
America Income
Trust

----------------------
ANNUAL REPORT 12/31/98
----------------------

Table of Contents
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Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          11

Notes to Financial Statements                                                 17

Report of Independent Public Accountants                                      21

Trustees, Officers and Service Providers                                      22

The Pioneer Family of Mutual Funds                                            23

Retirement Plans from Pioneer                                                 24

Programs and Services for Pioneer Shareowners                                 26

Pioneer America Income Trust
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
I am pleased to introduce this annual report for Pioneer America Income Trust, covering the year ended December 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

Before moving on to review the bond market, I'd like to announce a recent addition to the Fund's management team. We are pleased that Kenneth J. Taubes joined us in September, bringing with him 13 years of investment experience. He and Sherman B. Russ, who has worked with your Fund for 16 years, supervise the team of portfolio managers and analysts responsible for the day-to-day management of the Fund.

Economic news in the United States remained positive in 1998, with low unemployment and no signs of inflation. The financial markets, and especially U.S. government bonds, turned in impressive results through the end of the year. The yield on the 30-year Treasury bond fell to historic lows, which subsequently pushed bond prices higher and increased total returns.

Although bond returns were once again overshadowed by the returns of the overall stock market, bonds do play a vital role in a well-balanced portfolio. Funds that hold high-quality securities, including Pioneer America Income Trust, can cushion some of the stock market's volatility and often provide a much needed income component to an investor's portfolio. We suggest you discuss your particular needs with your investment professional.

I encourage you to read the pages that follow, including the Portfolio Management Discussion where your team reviews Fund performance. If you have any questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/s/ John F. Cogan, Jr.
------------------------------------
John F. Cogan, Jr.
Chairman and President

Pioneer America Income Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/98
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Government Agency Obligations           53%
U.S. Treasury Obligations                    42%
Short-Term Cash Equivalents                   5%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

0-2 Years                    9%
2-5 Years                   18%
5-7 Years                   27%
7-10 Years                  27%
10-20 Years                  6%
20+ Years                   13%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

--------------------------------------------------------------------------------
  1    U.S. Treasury Bonds, 8.0%, 11/15/21                            13.92%
--------------------------------------------------------------------------------
  2    Government National Mortgage Association, 6.5%, 4/15/28         9.83
--------------------------------------------------------------------------------
  3    Government National Mortgage Association, 7.5%, 2/15/27         8.62
--------------------------------------------------------------------------------
  4    Government National Mortgage Association, 6.0%, 10/15/28        8.44
--------------------------------------------------------------------------------
  5    U.S. Treasury Notes, 7.25%, 5/15/04                             6.92
--------------------------------------------------------------------------------
  6    U.S. Treasury Bonds, 7.25%, 5/15/16                             6.70
--------------------------------------------------------------------------------
  7    Government National Mortgage Association, 6.5%, 6/15/28         6.50
--------------------------------------------------------------------------------
  8    U.S. Treasury Bonds, 9.125%, 5/15/09                            4.36
--------------------------------------------------------------------------------
  9    U.S. Treasury Bonds, 8.25%, 5/15/05                             4.02
--------------------------------------------------------------------------------
  10   U.S. Treasury Bonds, 10.375%, 11/15/09                          3.32
--------------------------------------------------------------------------------
Fund holdings will vary for other periods

Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share               12/31/98          12/31/97
                        $10.10             $9.93

Distributions per Share    Income           Short-Term        Long-Term
(12/31/97 - 12/31/98)      Dividends        Capital Gains     Capital Gains
                           $0.581               --                 --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index.

----------------------------------------
Average Annual Total Returns
(As of December 31, 1998)

            Net Asset    Public Offering
Period        Value           Price*
10 Years      7.78%           7.28%
5 Years       5.92            4.96
1 Year        7.78            2.91
----------------------------------------
* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The following information was depicted as a line graph in the printed material]

            Pioneer America Income Class A      Lehman Brothers
12/88                   9550                         10000
                       10653                         11423
12/90                  11611                         12420
                       13008                         14324
12/92                  13889                         15357
                       15150                         16992
12/94                  14548                         16418
                       16886                         19429
12/96                  17272                         19966
                       18743                         21878
12/98                  20200                         24033

             Pioneer America Income Trust*

             Lehman Brothers
             Government Bond Index

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share               12/31/98            12/31/97
                        $10.07              $9.90

Distributions per Share    Income           Short-Term        Long-Term
(12/31/97 - 12/31/98)      Dividends        Capital Gains     Capital Gains
                           $0.514                --               --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

------------------------------------------------
Average Annual Total Returns
(As of December 31, 1998)

                        If               If
Period                 Held           Redeemed*
Life-of-Fund           6.45%            6.11%
(4/29/94)
1 Year                 7.08             3.08
------------------------------------------------
* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The following information was depicted as a line graph in the printed material]

         Pioneer America Income Class B     Lehman Brothers
4/94                 10000                      10000
                      9952                      9964
                      9978                      10006
12/94                 9943                      10041
                     10395                      10514
                     10856                      11166
                     11034                      11364
12/95                11442                      11883
                     11197                      11613
                     11186                      11668
                     11338                      11865
12/96                11624                      12211
                     11516                      12112
                     11890                      12531
                     12188                      12951
12/97                12508                      13381
                     12632                      13583
                     12878                      13942
                     13422                      14712
12/98                13194                      14699

             Pioneer America Income Trust*

             Lehman Brothers
             Government Bond Index

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 12/31/98       12/31/97
                          $10.07         $9.90

Distributions per Share    Income           Short-Term        Long-Term
(12/31/97 - 12/31/98)      Dividends        Capital Gains     Capital Gains
                           $0.515                --               --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

----------------------------------------------------
Average Annual Total Returns
(As of December 31, 1998)

                            If               If
Period                     Held           Redeemed*
Life-of-Fund               5.41%            5.41%
(1/31/96)
1 Year                     7.09             7.09
----------------------------------------------------
* Assumes reinvestment of distri-butions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[The following information was depicted as a line graph in the printed material]

         Pioneer America Income Class C     Lehman Brothers
1/96                 10000                       10000
                      9748                        9714
                      9728                        9759
                      9861                        9924
12/96                10104                       10214
                     10020                       10131
                     10335                       10481
                     10607                       10832
12/97                10890                       11192
                     10995                       11361
                     11194                       11661
                     11680                       12306
12/98                11663                       12295

               Pioneer America Income Trust*

               Lehman Brothers
               Government Bond Index

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98
--------------------------------------------------------------------------------

Pioneer America Income Trust closed its fiscal year on December 31, 1998. Government securities posted attractive returns as stability in global economies and financial markets began to crumble and investors were drawn to Treasurys for their quality and liquidity. Your Fund's performance and strategies reflected this positive environment. In addition to harvesting price gains, your Fund's investment team took advantage of market conditions to enhance total return potential for the future.

The following discussion with Sherman Russ, who together with Ken Taubes leads the team responsible for the daily management of Pioneer America Income Trust, provides a detailed account of the investment environment and strategies that influenced performance in 1998.

Q: How did the Fund perform over the past 12 months?

A: The Fund generated both a solid total return and good income. On December 31, the 30-day SEC yield of the Fund's Class A Shares was 4.80%. As always, throughout the year, the Fund had the highest level of quality, investing only in securities that carry the "full faith and credit" pledge of the U.S. government. (This guarantee does not extend to the price or yield of Fund shares.)

    For the 12 months ending December 31, Class A Shares returned 7.78%, Class B 7.08% and Class C 7.09%, all at net asset value. In comparison, the average return of the 184 general U.S. government funds followed by Lipper, Inc. stood at 8.07% for the same period. We were pleased with the Fund's performance, particularly in light of the Fund's high investment standards. Other funds in this category can invest a portion of their assets in U.S. agency and corporate debt, foreign government issues, commercial mortgage-backed securities and even equities. Because these securities involve greater risk, they often provide higher returns.

Pioneer America Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  What was the investment environment for U.S. government securities?

A: It was an extremely positive period, particularly for Treasury issues. The U.S. economy remained healthy and inflation stayed low. A combination of factors, including the federal budget surplus and a high demand for Treasury bonds, caused long-term interest rates to fall to historic lows and pushed bond prices higher. The yield of the 10-year U.S. Treasury note declined from 5.74% on December 31, 1997 to 4.65% on December 31, 1998. Yields of GNMA (Government National Mortgage Association) also fell, but their decline was less dramatic than Treasury issues.

    These changes did not occur in an uninterrupted decline. In the first half of 1998, investors focused on whether U.S. economic strength would trigger potential inflation and provoke the Federal Reserve to raise interest rates. In the summer, however, circumstances changed significantly. Investors turned their attention to growing instability in many of the world's economies and financial markets. International demand for the safety and liquidity of U.S. Treasurys increased as investors sought refuge from turbulent global financial markets. This "flight-to-quality" drove interest rates significantly lower and Treasury prices higher. Ultimately, the Federal Reserve lowered the federal funds rate three times in the fall of 1998 - from 5.50% to 4.75% - to increase liquidity, reduce volatility and calm credit markets, both domestically and internationally.

    The world's economies and financial markets began to stabilize in the fourth quarter, giving investors a more positive outlook. As investor confidence grew, demand for U.S. Treasurys declined, causing interest rates to rise from their historically low levels.

Q:  What strategies did you use to manage the Fund?

A: We actively managed the Fund's allocation to U.S. Treasurys and GNMAs. In the first half of 1998, we reduced the Fund's holdings in

Pioneer America Income Trust
--------------------------------------------------------------------------------
Portfolio management discussion 12/31/98                             (continued)
--------------------------------------------------------------------------------

    GNMAs and raised its investment in U.S. Treasurys to approximately 60% of net assets. We maintained a minimal position in cash reserves.

    The emphasis on U.S. Treasurys increased total return potential in two ways
    - it maximized the benefit from the flight-to-quality and it protected the Fund against prepayments. Unlike mortgage-backed securities, Treasurys do not experience prepayments. Prepayments occur when a mortgage is paid off prior to its stated maturity - an activity that typically increases as interest rates decline and mortgage owners refinance to take advantage of lower interest rates. When the older, higher interest rate mortgage is paid off, its coupon no longer contributes to the Fund's income stream.

    In the second half of the year, we increased holdings in GNMAs to 52% of net assets, as their yields increased to historically high levels versus Treasurys. We selected newly issued GNMAs to minimize the risk of prepayments.

Q: What is your outlook for U.S. government securities over the next six months?

A: Positive. While we do not expect interest rates to fall as dramatically as in 1998, we think they could gradually move lower - especially short-term interest rates. However, the past several months of global interest rate cuts could re-energize world economies, and the Fed would not want further cuts to over-stimulate the economy. We anticipate continued positive, but slower, economic growth - about 2.5% versus an estimated 4% in 1998 - and minimal inflation in the United States, since we think a slowdown in international economies particularly Asia and Latin America - could reduce domestic economic strength.

Pioneer America Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98
--------------------------------------------------------------------------------

 Principal
   Amount                                                                  Value
              INVESTMENT IN SECURITIES - 95.0%
              U.S. Government Obligations - 42.5%
$ 5,915,000   U.S. Treasury Bonds, 8.25%, 5/15/05                   $  6,186,025
  5,590,000   U.S. Treasury Bonds, 9.125%, 5/15/09                     6,696,876
  4,000,000   U.S. Treasury Bonds, 10.375%, 11/15/09                   5,106,200
  3,000,000   U.S. Treasury Bonds, 10.0%, 5/15/10                      3,824,550
  8,500,000   U.S. Treasury Bonds, 7.25%, 5/15/16                     10,297,070
 16,000,000   U.S. Treasury Bonds, 8.0%, 11/15/21                     21,405,600
  9,500,000   U.S. Treasury Notes, 7.25%, 5/15/04                     10,644,940
  4,000,000   U.S. Treasury Notes, 7.875%, 11/15/04                    4,634,320
                                                                   -------------
              Total U.S. Government Obligations                    $  68,795,581
                                                                   -------------
              U.S. Government Agency Obligations - 52.5%
    716,677   Government National Mortgage Association,
                10.0%, 11/15/18 to 3/15/20                          $    785,655
    490,659   Government National Mortgage Association,
                8.5%, 7/15/24                                            521,021
  3,518,027   Government National Mortgage Association,
                9.0%, 10/15/16 to 11/20/24                             3,758,021
 12,857,632   Government National Mortgage Association,
                7.5%, 2/15/27                                         13,259,433
  7,711,161   Government National Mortgage Association,
                8.0%, 5/20/25 to 4/20/27                               7,998,549
  9,130,103   Government National Mortgage Association,
                7.0%, 2/15/28 to 3/15/28                               9,335,531
 13,098,198   Government National Mortgage Association,
                6.0%, 10/15/28                                        12,981,402
 29,850,874    Government National Mortgage Association,
                6.5%, 4/15/28 to 10/15/28                             30,140,128
    120,379   Government National Mortgage Association Midget,
                10.0%, 1/20/03                                           126,473
     31,462   Government National Mortgage Association Midget,
                10.5%, 1/15/01 to 8/15/03                                 32,885
    133,505   Government National Mortgage Association Midget,
                9.5%, 12/15/03                                           138,386
  2,793,325   Government National Mortgage Association Midget,
                6.5%, 5/15/13                                          2,842,208
  3,018,228   Government National Mortgage Association Midget,
                6.0%, 11/15/13                                         3,036,156
                                                                    ------------
              Total U.S. Government Agency Obligations              $ 84,955,848
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

Principal
  Amount                                                                   Value
              TOTAL INVESTMENT IN SECURITIES
              (Cost $148,939,255)                                  $ 153,751,429
                                                                   -------------
              TEMPORARY CASH INVESTMENT - 5.0%
              Repurchase Agreement - 5.0%
$ 8,100,000   Credit Suisse First Boston Group, Inc., 4.75%, dated
              12/31/98, repurchase price of $8,100,000 plus
              accrued interest on 1/4/99, collateralized by
              $8,041,000 U.S. Treasury Notes, 5.5%, 2/29/00        $   8,100,000
                                                                   -------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $8,100,000)                                    $   8,100,000
                                                                   -------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $157,039,255) (a) (b)                          $ 161,851,429
                                                                   =============

Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

(a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $157,041,359 was as follows:

      Aggregate gross unrealized gain for all investments
      in which there is an excess of value over tax cost            $ 5,012,173

      Aggregate gross unrealized loss for all investments
      in which there is an excess of tax cost over value               (202,103)
                                                                    -----------
      Net unrealized gain                                           $ 4,810,070
                                                                    ===========

(b) At December 31, 1998, the Trust had a net capital loss carryforward of $6,653,869 which will expire between 2002 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $122,812,432 and $119,978,519, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
BALANCE SHEET 12/31/98
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $8,100,000) (cost $157,039,255)                 $ 161,851,429
Cash                                                                     88,780
Receivables -
    Fund shares sold                                                  1,041,752
    Interest                                                          1,166,700
Other                                                                     3,450
                                                                  -------------
    Total assets                                                  $ 164,152,111
                                                                  -------------
LIABILITIES:
Payables -
    Fund shares repurchased                                       $     175,020
    Dividends                                                           200,131
Due to affiliates                                                       280,979
Accrued expenses                                                         78,197
                                                                  -------------
    Total liabilities                                             $     734,327
                                                                  -------------
NET ASSETS:
  Paid-in capital                                                 $ 165,225,388
  Accumulated undistributed net investment income                        36,195
  Accumulated net realized loss on investments                       (6,655,973)
  Net unrealized gain on investments                                  4,812,174
                                                                  -------------
    Total net assets                                              $ 163,417,784
                                                                  =============
Net Asset Value Per Share:
(Unlimited number of shares authorized)
  Class A (based on $128,924,667/12,761,765 shares)               $       10.10
                                                                  =============
  Class B (based on $22,602,487/2,243,798 shares)                 $       10.07
                                                                  =============
  Class C (based on $11,890,630/1,180,664 shares)                 $       10.07
                                                                  =============
Maximum Offering Price:
  Class A                                                         $       10.58
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/98

INVESTMENT INCOME:
  Interest                                                         $ 10,496,117
                                                                   ------------
EXPENSES:
  Management fees                                    $  773,600
  Transfer agent fees
    Class A                                             261,888
    Class B                                              30,708
    Class C                                               8,632
Distribution fees
    Class A                                             331,014
    Class B                                             157,290
    Class C                                              65,853
Accounting                                               33,652
Custodian fees                                           36,692
Registration fees                                        45,346
Professional fees                                        52,698
Printing                                                 21,181
Fees and expenses of nonaffiliated trustees              23,501
Miscellaneous                                            15,630
                                                      ---------
     Total expenses                                                $  1,857,685
     Less management fees waived
       by Pioneer Investment Management, Inc.                          (149,382)
     Less fees paid indirectly                                          (26,077)
                                                                   ------------
     Net expenses                                                  $  1,682,226
                                                                   ------------
       Net investment income                                       $  8,813,891
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                 $  1,015,080
  Change in net unrealized gain on investments                        1,617,464
                                                                   ------------
    Net gain on investments                                           2,632,544
                                                                   ------------
    Net increase in net assets resulting from operations           $ 11,446,435
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/98 and 12/31/97

                                                                    Year Ended      Year Ended
                                                                      12/31/98        12/31/97
FROM OPERATIONS:
Net investment income                                             $   8,813,891    $   9,732,858
Net realized gain on investments                                      1,015,080          363,186
Change in net unrealized gain on investments                          1,617,464        1,972,746
                                                                  -------------    -------------
  Net increase in net assets resulting from operations            $  11,446,435       12,068,790
                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.58 and $0.64 per share, respectively)               $  (7,662,749)   $  (9,003,410)
  Class B ($0.51 and $0.57 per share, respectively)                    (792,353)        (574,191)
  Class C ($0.52 and $0.57 per share, respectively)                    (330,576)        (151,208)
                                                                  -------------    -------------
     Total distributions to shareholders$                            (8,785,678)   $  (9,728,809)
                                                                  -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  71,663,010    $  27,247,962
Reinvestment of distributions                                         6,242,716        7,358,078
Cost of shares repurchased                                          (70,885,637)     (39,480,276)
                                                                  -------------    -------------
  Net increase (decrease) in net assets resulting from
    fund share transactions                                       $   7,020,089    $  (4,874,236)
                                                                  -------------    -------------
  Net increase (decrease) in net assets                           $   9,680,846    $  (2,534,255)
NET ASSETS:
Beginning of year                                                   153,736,938      156,271,193
                                                                  -------------    -------------
End of year (including accumulated undistributed net
  investment income of $36,195 and $7,982, respectively)          $ 163,417,784    $ 153,736,938
                                                                  =============    =============


                                  '98 Shares     '98 Amount       '97 Shares    '97 Amount
Class A
Shares sold                        3,719,228    $ 37,434,949       1,872,947    $ 18,276,093
Reinvestment of distributions        553,656       5,539,806         701,123       6,834,431
Less shares repurchased           (5,414,082)    (54,421,651)     (3,559,994)    (34,576,696)
                                ------------    ------------    ------------    ------------
  Net decrease                    (1,141,198)   $(11,446,896)       (985,924)   $ (9,466,172)
                                ============    ============    ============    ============
Class B
Shares sold                        1,759,137    $ 17,658,764         519,608    $  5,065,460
Reinvestment of distributions         55,353         553,156          44,189         430,240
Less shares repurchased             (775,704)     (7,755,185)       (339,383)     (3,295,763)
                                ------------    ------------    ------------    ------------
  Net increase                     1,038,786    $ 10,456,735         224,414    $  2,199,937
                                ============    ============    ============    ============
Class C
Shares sold                        1,651,735    $ 16,569,297         402,752    $  3,906,409
Reinvestment of distributions         14,959         149,754           9,590          93,407
Less shares repurchased             (867,882)     (8,708,801)       (164,594)     (1,607,817)
                                ------------    ------------    ------------    ------------
  Net increase                       798,812    $  8,010,250         247,748    $  2,391,999
                                ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                              Year          Year         Year        Year          Year
                                                              Ended        Ended         Ended       Ended         Ended
                                                             12/31/98     12/31/97     12/31/96     12/31/95     12/31/94
CLASS A
Net asset value, beginning of year                           $   9.93     $   9.77     $  10.20     $   9.41     $  10.48
                                                             --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
  Net investment income                                      $   0.58     $   0.64     $   0.64     $   0.68     $   0.66
  Net realized and unrealized gain (loss) on investments         0.17         0.16        (0.43)        0.79        (1.07)
                                                             --------     --------     --------     --------     --------
     Net increase (decrease) from investment operations      $   0.75     $   0.80     $   0.21     $   1.47     $  (0.41)
Distributions to shareholders:
     Net investment income                                      (0.58)       (0.64)       (0.64)       (0.68)       (0.66)
                                                             --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                   $   0.17     $   0.16     $  (0.43)    $   0.79     $  (1.07)
                                                             --------     --------     --------     --------     --------
Net asset value, end of year                                 $  10.10     $   9.93     $   9.77     $  10.20     $   9.41
                                                             ========     ========     ========     ========     ========
Total return*                                                    7.78%        8.51%        2.29%       16.06%       (3.97)%
Ratio of net expenses to average net assets                      1.00%+       1.02%+       1.01%+       1.02%+       1.00%
Ratio of net investment income to average net assets             5.80%+       6.55%+       6.51%+       6.85%+       6.84%
Portfolio turnover rate                                            81%          63%          43%          62%          61%
Net assets, end of year (in thousands)                       $128,925     $138,022     $145,408     $162,708     $161,858
Ratios assuming no waiver of management fees by PIM and
  no reduction for fees paid indirectly:
     Net expenses                                                1.10%        1.14%        1.17%        1.22%        1.12%
     Net investment income                                       5.70%        6.43%        6.35%        6.65%        6.72%
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
     Net expenses                                                1.00%        1.00%        1.00%        1.00%         --
     Net investment income                                       5.80%        6.57%        6.52%        6.87%         --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                               Year          Year         Year        Year
                                                              Ended         Ended        Ended       Ended      4/29/94 to
                                                             12/31/98      12/31/97     12/31/96     12/31/95     12/31/94
CLASS B
Net asset value, beginning of period                         $   9.90     $   9.75     $  10.17     $   9.40     $   9.85
                                                             --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
  Net investment income                                      $   0.51     $   0.57     $   0.57     $   0.61     $   0.40
  Net realized and unrealized gain (loss)
    on investments                                               0.17         0.15        (0.42)        0.77        (0.45)
                                                             --------     --------     --------     --------     --------
      Net increase (decrease) from investment operations     $   0.68     $   0.72     $   0.15     $   1.38     $  (0.05)
Distributions to shareholders:
  Net investment income                                         (0.51)       (0.57)       (0.57)       (0.61)       (0.40)
                                                             --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                   $   0.17     $   0.15     $  (0.42)    $   0.77     $  (0.45)
                                                             --------     --------     --------     --------     --------
Net asset value, end of period                               $  10.07     $   9.90     $   9.75     $  10.17     $   9.40
                                                             ========     ========     ========     ========     ========
Total return*                                                    7.08%        7.61%        1.59%       15.08%       (0.57)%
Ratio of net expenses to average net assets                     1.74%+        1.77%+       1.75%+       1.77%+       1.78%**
Ratio of net investment income to average net assets            4.99%+        5.78%+       5.78%+      5.92%+        6.35%**
Portfolio turnover rate                                            81%          63           43%          62%          61%
Net assets, end of period (in thousands)                     $ 22,602     $ 11,935     $  9,557     $  6,992     $  2,170
Ratios assuming no waiver of management fees by PIM
  and no reduction for fees paid indirectly:
      Net expenses                                              1.81%         1.90%        1.91%        1.97%       1.90%**
      Net investment income                                     4.92%         5.65%        5.62%        5.72%       6.23%**
Ratios assuming waiver of management fees by PIM and
  reduction for fees paid indirectly:
      Net expenses                                               1.72%        1.75%        1.73%        1.72%         --
      Net investment income                                      5.01%        5.80%        5.80%        5.97%         --

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                        Year Ended  Year Ended     1/31/96 to
CLASS C                                  12/31/98    12/31/97       12/31/96
Net asset value, beginning of period    $    9.90    $    9.74     $  10.16
                                        ---------     --------     --------
Increase (decrease) from investment
  operations:
   Net investment income                $    0.52     $   0.57     $   0.52
   Net realized and unrealized gain
     (loss) on investments                   0.17         0.16        (0.42)
                                        ---------     --------     --------
       Net increase from investment
         operations                     $    0.69     $   0.73     $   0.10
Distributions to shareholders:
   Net investment income                    (0.52)       (0.57)       (0.52)
                                        ---------     --------     --------
Net increase (decrease) in net
 asset value                            $    0.17     $   0.16     $  (0.42)
                                        ---------     --------     --------
Net asset value, end of period          $   10.07     $   9.90     $   9.74
                                        =========     ========     ========
Total return*                                7.09%        7.78%        1.04%
Ratio of net expenses to average
  net assets                                 1.65%+       1.73%+       1.80%**+
Ratio of net investment income
  to average net assets                      4.97%+       5.74%+       5.73%**+
Portfolio turnover rate                        81%          63%          43%
Net assets, end of period
  (in thousands)                        $  11,891     $  3,780     $  1,306
Ratios assuming no waiver
  of management fees by PIM
  and no reduction for fees
  paid indirectly:
    Net expenses                             1.70%        1.85%        1.95%**
    Net investment income                    4.92%        5.62%        5.58%**
Ratios assuming waiver of
  management fees by PIM
  and reduction for fees
  paid indirectly:
     Net expenses                            1.62%        1.68%        1.76%**
     Net investment income                   5.00%        5.79%        5.77%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts bus- iness trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer America Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98                               (continued)
--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $24,690 in underwriting commissions on the sale of fund shares during the year ended December 31, 1998.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer America Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At December 31, 1998, $193,330 was payable to PIM related to management fees, administrative and certain other services.

Pioneer America Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98                               (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $28,500 in transfer agent fees payable to PSC at December 31, 1998.

4. Plan of Distribution

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $59,149 in distribution fees payable to PFD at December 31, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1998, CDSCs in the amount of $40,845 were paid to PFD.

5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended December 31, 1998, the Trust's expenses were reduced by $26,077 under such arrangements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer America Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 12, 1999

Pioneer America Income Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                           Officers
John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
Mary K. Bush                         President
Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice President
Margaret B.W. Graham               Sherman B. Russ, Vice President
John W. Kendrick                   John A. Boynton, Treasurer
Marguerite A. Piret                Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

 Growth Funds                              Income Funds
 United States                             Taxable
 Pioneer Capital Growth Fund               Pioneer America Income Trust
 Pioneer Growth Shares                     Pioneer Bond Fund
 Pioneer Mid-Cap Fund                      Pioneer Short-Term Income Trust
 Pioneer Small Company Fund                Tax-Free
 Pioneer Micro-Cap Fund                    Pioneer Tax-Free Income Fund

 International/Global                      Money Market Fund
 Pioneer Emerging Markets Fund             Pioneer Cash Reserves Fund
 Pioneer Europe Fund
 Pioneer Gold Shares
 Pioneer Indo-Asia Fund
 Pioneer International Growth Fund
 Pioneer World Equity Fund

 Growth and Income Funds
 Pioneer Balanced Fund
 Pioneer Equity-Income Fund
 Pioneer Fund
 Pioneer Real Estate Shares
 Pioneer II

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
Traditional IRA

A Traditional IRA allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple.
Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 701/2.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions -- up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                            1-800-225-6292

FactFone(sm) for automated fund yields, prices,
account information and transactions                         1-800-225-4321

Retirement plans information                                 1-800-622-0176

Telecommunications Device for the Deaf (TDD)                 1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                           1-800-225-4240

Our internet e-mail address                           ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

        Pioneer Investment Management, Inc.      0299-6030
[LOGO]  60 State Street                          Pioneer Funds Distributor, Inc.
        Boston, Massachusetts 02109              Printed on Recycled Paper
        www.pioneerfunds.com